RBC Global Asset Management RBC Global Equity Funds Summary Prospectus July 26, 2024 RBC Global Opprtunities Fund Class A: RGPAX Class I: RGOIX Class R6: RGORX Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at https://dfinview.com/usrbcgam. You can also get this information at no cost by calling 1-800-422-2766 or by sending an email request to rbcgamusinfo@rbc.com. The Fund's current Prospectus and Statement of Additional Information, both dated July 26, 2023, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary	RBC Global Opportunities Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 127 of the Fund’s Prospectus.

	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	7.62%	0.17%	0.08%

Total Annual Fund Operating Expenses	8.52%	0.82%	0.73%
Fee Waiver and/or Expense Reimbursement[2]	(7.52)%	(0.07)%	(0.03)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.00%	0.75%	0.70%

1	A 1.00% Contingent Deferred Sales Charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.00% of the Fund’s average daily net assets for Class A shares, 0.75% for Class I shares and 0.70% for Class R6 shares. This expense limitation agreement is in place until July 31, 2025 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary	RBC Global Opportunities Fund

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Class R6
One Year	$671	$77	$72
Three Years	$2,283	$255	$231
Five Years	$3,784	$449	$404
Ten Years	$7,097	$1,008	$905

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will typically invest at least the lesser of (i) 40% of its total assets in the securities of issuers located in countries other than the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located in countries other than the United States included in the MSCI ACWI Net Total Return USD Index, unless the Sub-Advisor determines, in its sole discretion, that conditions are not favorable. If the Sub-Advisor determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

Fund Summary	RBC Global Opportunities Fund

As part of the investment process, the Sub-Advisor incorporates material environmental, social and governance (“ESG”) factors to consider issuers’ oversight and management of these material ESG factors. The ESG factors deemed material to the Fund are at the discretion of the Sub-Advisor.

ESG integration is defined by the Sub-Advisor as the incorporation of material ESG factors into investment decision making by the Sub-Advisor.

The Sub-Advisor’s ESG analysis framework focuses on the economic activities and operational conduct of its equity investments, and considers a range of ESG factors including, but not limited to, corporate governance, employee health and safety, human rights, and environmental management. ESG factors are used as part of the investment analysis for equity holdings and inform the Sub-Advisor’s opinion on ESG risk levels and whether an investment’s business model has a net benefit for society.

The Sub-Advisor’s ESG integration approach incorporates proprietary ESG checklists, internal research, analysis and discussion, and ESG data from third party providers.

ESG engagement is defined by the Sub-Advisor as the interactions between the Sub-Advisor and current or potential investees (which may be companies and/or other stakeholders of relevance to the investees) on ESG issues. ESG engagements are undertaken to gain insight on and/or influence (or identify the need to influence) ESG practices and/or improve ESG disclosure, to the extent possible. The Sub-Advisor undertakes engagement activities on an on-going basis. The Sub-Advisor also votes all proxies in accordance with its fiduciary duty.

The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.

The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Fund Summary	RBC Global Opportunities Fund

Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Emerging Markets Risk. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Small Company Risk. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to

Fund Summary	RBC Global Opportunities Fund

narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.

Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Sub-Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in the performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary	RBC Global Opportunities Fund

Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the fund:
	Quarter	Year	Returns
Best quarter:	Q2	2020	22.07%
Worst quarter:	Q1	2020	(20.83)%

The year-to-date return of Class I shares as of June 30, 2024 was 11.85%.

Performance Table

The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares, Class R6 shares and Class A shares are December 3, 2014, November 22, 2016 and January 28, 2020, respectively. Performance shown for periods prior to the inception dates of Class R6 and Class A is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class R6 and Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2023)
	Past Year	Past 5 Years	Since Inception
Class I Before Taxes	9.83%	10.32%	8.96%
Class I After Taxes on Distributions	9.64%	9.74%	8.34%
Class I After Taxes on Distributions and Sale of Shares	5.96%	8.18%	7.18%
Class A Before Taxes	3.16%	8.74%	8.04%
Class R6 Before Taxes	9.86%	10.39%	9.01%
MSCI ACWI Net Total Return USD Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 3, 2014)	22.20%	11.72%	8.07%

Fund Summary	RBC Global Opportunities Fund

Management

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Investment Sub-Advisor

RBC Global Asset Management (UK) Limited

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Habib Subjally, Managing Director & Senior Portfolio Manager, Head of Global Equities, has been the portfolio manager of the Fund since 2014.

For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 70 of the Fund’s Prospectus.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

Fund Summary	RBC Global Opportunities Fund

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:

Class A	$1,000 ($250 for IRA)

Class I	$100,000 $0 for Qualified Retirement Plans

Class R6	$250,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:

Class A	None

Class I	None

Class R6	None

1	For more information about Institutional Investors and Eligible Investors see “Additional Policies About Transactions” on page 104 in the Fund’s Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.